                                                                    Exhibit 10.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and
                                                     ---------
entered into effective as of September 7, 1999, by and among CAIS, INC. (the

"Borrower"), a Virginia corporation, each of the lending entities which is a
---------
party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "Lender" and, collectively, the "Lenders"),
                                   ------                          -------
and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                    --------------------


                              RECITALS:
                              --------

     A. Pursuant to that certain Credit Agreement dated as of June 4, 1999, by and among the Borrower, the Lenders, and the Administrative Agent ("Credit
                                                                    ------
Agreement"), the Lenders agreed to provide to the Borrower a senior secured
---------
credit facility in the maximum aggregate principal amount of $30,000,000. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     B. Pursuant to the request of the Borrower, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement.

                              AGREEMENTS:
                              ----------

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Terms Defined.  Unless otherwise defined or stated in this Amendment,
         -------------
each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

     2.  Amendment to Section 8.15.  The first sentence of Section 8.15 of the
         -------------------------                         ------------
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "The Borrower shall, commencing on or before the earlier of (i) December 31, 1999 or (ii) the date in which the Obligations initially exceed Five Million Dollars ($5,000,000), maintain in full force and effect through the Maturity Date one or more Interest Rate Protection Agreements reasonably satisfactory to the Administrative Agent with one or more counterparties reasonably acceptable to the Administrative Agent rated in one of the three of the highest rating categories of Standard & Poors Corporation or Moody's Investors Services, Inc. and otherwise reasonably acceptable to the Administrative Agent that enable the Borrower to fix or place a limit upon a rate of interest with respect to not less than an aggregate notional amount (not less than zero) equal to fifty percent (50%) of Total Debt minus the amount of such Total Debt with a fixed interest
                   -----
     rate.

     3.  Amendment to Section 8.17.  The first sentence of  Section 8.17 of the
         -------------------------                          ------------
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "The Borrower will, commencing on or before the earlier of (i) December 31, 1999 or (ii) the date in which the Obligations initially exceed Five Million Dollars ($5,000,000), ensure that all cash proceeds of Service Agreement Revenues are (a) deposited directly, as received, into a lockbox or collection account of the Borrower as the Administrative Agent may require from time to time and (b) on a daily basis after such deposit, transferred into a lockbox or concentration account of the Borrower as the Administrative Agent may require from time to time. "

     4.  Amendment to Section 9.5.    Section 9.5 of the Credit Agreement is
         -------------------------    -----------
hereby amended to include a new subsection 9.5(k), which subsection 9.5(k) shall
                                -----------------        -----------------
read in its entirety as follows:

         "Investments in money market mutual funds selected by the Borrower and reasonably acceptable to the Administrative Agent;"

     5.  Conditions Precedent.  The effectiveness of this Amendment is subject
         --------------------
to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before September 24, 1999:

         (a) The Administrative Agent shall have received all of the following, each dated (where applicable and unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent:

             (i) Amendment Documents.  This Amendment as executed by the
                 -------------------
     parties hereto and any other agreement, document, instrument or certificate reasonably required by the Administrative Agent or the Lenders to be executed or delivered by the Borrower or any other Loan Party in connection with this Amendment;

             (ii) Resolutions.  Resolutions of the Board of Directors of the
                  -----------
     Borrower and the other Loan Parties certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the other Amendment Documents to which the Borrower or such Loan Party is or is to be a party;

             (iii)  Fees, Costs and Expenses.  All fees, costs and expenses
                    ------------------------
     (including, without limitation, attorneys' fees and expenses) incurred by the Administrative Agent incident to this Amendment or required to be paid in accordance with Section 13.1 of the Credit Agreement, to the extent
                        ------------
     incurred and submitted to the Borrower, shall have been paid in full by the Borrower; and

             (iv) Additional Information.  The Agent shall have received such
                    ----------------------
     additional agreements, documents, instruments and information as the Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby;

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except if and to the extent that such representations and warranties are or were expressly made only as of another specific date);

          (c) All corporate proceedings taken in connection with this Amendment and the other Amendment Documents, and all legal matters incident thereto, shall be reasonably satisfactory to the Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

          (d) No Default or Event of Default shall have occurred and be continuing.

     6.  Representations and Warranties.  Each of the Borrower and the other
         ------------------------------
Loan Parties hereby jointly and severally represent and warrant to, and agrees with, the Agent and the Lenders that, as of the date of and after giving effect to this Amendment (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the other Loan Parties and will not violate the Borrower's or any Loan Party's corporate charter or bylaws; (b) the term Loan Documents as defined in the Credit Agreement and as used in any of the Loan Documents includes, without limitation, the Amendment Documents; (c) all representations and warranties set forth in the Credit Agreement and in the Security Documents are true and correct as if made again on and as of such date (except if and to the extent that such representations and warranties were expressly made only as of another specific date); (d) no Default or Event of Default has occurred and is continuing; and (e) the Credit Agreement, the Notes, the Guaranties, the Security Documents and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of the Borrower and the other Loan Parties (as applicable) which are parties thereto in accordance with their terms.

     7.  Governing Law.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE
         -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.

     8.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     9.  No Oral Agreements.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT
         ------------------
AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWER OR ANY OTHER LOAN PARTY AND
(B) THE ADMINISTRATIVE AGENT OR ANY LENDER.

     10.  Agreement Remains in Effect; No Waiver.  Except as expressly provided
          --------------------------------------
herein, all terms and provisions of the Credit Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Administrative Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Administrative Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

     11.  Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon such representations and warranties.

     12.  Reference to Credit Agreement.  This Amendment shall constitute a Loan
          -----------------------------
Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     13.  Severability.  Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     14.  Successors and Assigns.  This Amendment is binding upon and shall
          ----------------------
inure to the benefit of the Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns; provided, however, that
                                                     --------  -------
neither the Borrower nor any of the other Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

     15.  Headings.  The headings, captions and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.



               [Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

                              BORROWER:
                              --------

                              CAIS, INC.

                              By:  /s/ Barton Groh
                                   -------------------
                                   Name:  Barton Groh
                                        --------------
                                   Title:  CFO
                                         -------------

                              Address for Notices:
                              -------------------
                              CAIS, Inc.
                              1255 22nd Street, N.W.
                              Washington, D.C. 20037
                              Attention:  Michael G. Plantamura
                              Telecopy No.:   (202) 463-7190
                              Telephone No.: (202) 715-1300

                              ADMINISTRATIVE AGENT:
                              --------------------
                              NORTEL NETWORKS INC.,
                              as Administrative Agent

                                    /s/ Paul D. Day
                              By:   ---------------------------------
                                    VP, Customer Finance

                              Address for Notices:
                              -------------------
                              Nortel Networks Inc.
                              8 Federal Street
                              Billerica, Massachusetts 01821
                              Attention:  Vice President, Finance
                                          Carrier Packet Solutions
                              Telecopy No.:    (978) 916-4755
                              Telephone No.:   (978) 916-1751

                                    and

                              Nortel Networks Inc.
                              GMS 991 04 B30
                              2221 Lakeside Blvd.
                              Richardson, Texas  75082-4399
                              Attention:  Vice President,
                                          Customer Finance
                                          North America
                              Telecopy No.:  (972) 684-3679
                              Telephone No.: (972) 684-2271

                                         and

                              Nortel Networks Inc.
                              PO Box 833858
                              Richardson, Texas 75083-3858
                              Mail Stop 04D/02/A40
                              Attention: Kimberly Poe, Loan Administration
                              Telecopy No.:  (972) 684-3808
                              Telephone No.: (972) 684-7687

                              LENDERS:
                              -------

Commitment:  $ 30,000,000     NORTEL NETWORKS INC.
----------
                                  /s/ Paul D. Day
                              By: -------------------------------------
                                    VP, Customer Finance

                              Address for Notices:
                              -------------------
                              Nortel Networks Inc.
                              8 Federal Street
                              Billerica, Massachusetts 01821
                              Attention:  Vice President, Finance
                                          Carrier Packet Solutions
                              Telecopy No.:    (978) 916-4755
                              Telephone No.:   (978) 916-1751

                                    and

                              Nortel Networks Inc.
                              GMS 991 04 B30
                              2221 Lakeside Blvd.
                              Richardson, Texas  75082-4399
                              Attention:  Vice President,
                                          Customer Finance
                                          North America
                              Telecopy No.: (972) 684-3679
                              Telephone No.:(972) 684-2271

                                    and

                              Nortel Networks Inc.
                              PO Box 833858
                              Richardson, Texas 75083-3858
                              Mail Stop 04D/02/A40
                              Attention: Kimberly Poe, Loan Administration Telecopy No.: (972) 684-3808
                              Telephone No.: (972) 684-7687

                              Lending Office for Base Rate Loans:
                              ----------------------------------
                              Nortel Networks Inc.
                              2221 Lakeside Blvd.
                              Richardson, Texas  75082

                              Lending Office for Eurodollar Loans:
                              -----------------------------------
                              Nortel Networks Inc.
                              2221 Lakeside Blvd.
                              Richardson, Texas  75082